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                                  Exhibit 10.48

                          PLEDGE AND SECURITY AGREEMENT

         PLEDGE AND SECURITY AGREEMENT (this "AGREEMENT") dated as of July 31, 2001 made by HORIZON GROUP PROPERTIES, L.P., a Delaware limited partnership ("HGP LP"), and THIRD HGI, L.L.C., a Delaware limited liability company ("THIRD HGI," and together with HGP LP, collectively, the "PLEDGORS"), in favor of CDC MORTGAGE CAPITAL INC., a New York corporation (together with its successors and assigns, "LENDER").

                                    RECITALS

         1. Third Horizon Group Limited Partnership, a Delaware limited partnership ("BORROWER"), Nebraska Crossing Factory Shops, L.L.C., a Delaware limited liability company ("NEBRASKA LLC"), Indiana Factory Shops, L.L.C., a Delaware limited liability company ("INDIANA LLC") and Nomura Asset Capital Corporation ("NACC") entered into that certain Loan Agreement dated as of June 15, 1998, as amended by a First Amendment to Loan Agreement dated as of June __, 1999 among Borrower, Nebraska LLC, Indiana LLC and LaSalle Bank National Association, as trustee for CDC Depositor Trust ST-I (formerly known as Nomura Depositor Trust ST-I), Commercial Mortgage Pass-Through Certificates, Series 1998 - ST-I ("LASALLE") (the predecessor in interest to Lender) (as so amended, the "ORIGINAL LOAN AGREEMENT") pursuant to which a secured mortgage loan in the principal amount of $108,205,000 (the "LOAN") was advanced to Borrower, Nebraska LLC and Indiana LLC. The Original Loan is evidenced by that certain Amended and Restated Note dated as of June 15, 1998 in the original principal amount of $108,205,000 jointly and severally made by Borrower, Nebraska LLC and Indiana LLC and payable to NACC (the "ORIGINAL NOTE").

         2. Pursuant to a Guaranty (the "GUARANTY") dated as of June 15, 1998, HGP LP and Horizon Group Properties, Inc. jointly, severally and unconditionally guarantied to NACC all of the obligations of Borrower, Nebraska LLC and Indiana LLC under the Loan Documents.

         3. Prior to the execution hereof, each of Nebraska LLC and Indiana LLC has transferred its respective Property and has been released of its obligations under the Loan Documents.

         4. Prior to the execution hereof, (i) Borrower has made a partial prepayment of principal in the amount of $15,412,510.62, and (ii) the Property known as the Lakeshore Marketplace located in Muskegon, Michigan has been released from the Lien of the Mortgages.


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         5.         Prior to the execution hereof, the Original Loan Agreement, the Loan and the Existing Note were assigned (i) by NACC to The Capital Company of America LLC ("CCA"), (ii) by CCA to LaSalle and (iii) by LaSalle to Lender, and as such Lender is now the owner and holder of the Original Loan Agreement, the Loan and the Original Note.

         6. Borrower failed to repay the Loan on the Stated Maturity Date and as a result there occurred an Event of Default under the Loan Documents.

         7. Simultaneously with the execution and delivery of this Agreement, Lender and Borrower are entering into that certain (i) Second Amendment to Loan Agreement and Settlement Agreement (the "SECOND Amendment"; the Original Loan Agreement, as amended by the Second Amendment, is hereafter referred to as the "LOAN AGREEMENT.") dated as of the date hereof, which, among other things, extends the Stated Maturity Date, and (ii) Second Amended and Restated Note dated as of the date hereof (the "NOTE"), which amends and restates the Original Note in its entirety.

         8. Pledgors collectively own 100% of the ownership interests in Borrower and will materially benefit from the Second Amendment.

         9. To induce Lender to enter into the Second Amendment, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Pledgors have agreed to pledge and grant a first priority security interest in the Collateral (as defined below) as security for the Obligations (as defined below).

         Accordingly, the parties hereto agree as follows:

         Section 1.        DEFINITIONS AND ACCOUNTING MATTERS.

         1.1 DEFINITIONS. Terms defined in the Loan Agreement are used herein as defined therein. In addition, as used herein:

         "CHARTER DOCUMENTS" shall mean the agreements and instruments listed on EXHIBIT A hereto, as each of the same may be hereafter amended from time to time.

         "COLLATERAL" shall have the meaning ascribed thereto in SECTION 2 hereof.

         "EVENT OF DEFAULT" shall have the meaning ascribed thereto in
SECTION 6.4.

         "MATERIAL ADVERSE EFFECT" shall mean a material adverse effect on (i) the financial condition of the Pledgors or Borrower, (ii) the ability of the Pledgors to pay and perform their obligations under this Agreement, (iii) a Property, or (iv) the Collateral.


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         "OBLIGATIONS" shall mean all obligations of Borrower and the Pledgors to Lender under the Loan Agreement, the Note, this Agreement and all of the other Loan Documents.

         "PERMITTED DISTRIBUTIONS" shall mean, so long as no Event of Default shall be continuing, distributions of cash made by Borrower with respect to the Pledged Interests to any Pledgor after payment by Borrower of all required amounts pursuant to the Loan Documents, which distributions shall in no event exceed such amount as is necessary to pay the customary, reasonable and necessary operating expenses of such Pledgor and Horizon Group Properties, Inc.

         "PLEDGED INTERESTS" shall have the meaning ascribed thereto in SECTION 2 hereof.

         "PROPERTY" shall mean a "Property" as defined in the Loan Agreement.

         "REVENUE PAYMENTS" shall mean all distributions, other than Permitted Distributions, paid with respect to the Pledged Interests, and all other payments paid to one or more of the Pledgors with respect to, pursuant to or as a result of ownership of the Collateral.

         "SUBORDINATE PLEDGE" shall mean that certain Pledge and Security Agreement made by HGP LP to Prime Retail, L.P. dated as of the date hereof, pursuant to which HGP LP pledged a 48.9% membership interest in Borrower, which pledge is and shall at all times be subordinate to this Agreement and the security interests created hereby.

         "UNIFORM COMMERCIAL CODE" shall mean the Uniform Commercial Code as in effect from time to time in the State of Illinois.

         Section 2.        PLEDGE AND DELIVERY OF COLLATERAL.

         2.1 THE PLEDGE. As collateral security for the prompt payment and performance in full when due (whether at stated maturity, by acceleration or otherwise) of the Obligations, the Pledgors hereby (i) pledge, assign, hypothecate, and transfer to Lender all of the Pledgors' right, title and interest in the following property, whether now owned by the Pledgors or hereafter acquired and whether now existing or hereafter coming into existence (all being collectively referred to herein as the "COLLATERAL") and (ii) grants to Lender a first lien on and a first priority security interest in the
Collateral:

         (1) a 99% limited partnership interest in Borrower and all other ownership interests in Borrower now or hereafter owned by HGP, LP, together with the certificates, if any, evidencing the same; and

         (2) a 1% general partnership interest in Borrower and all other ownership interests in Borrower now or hereafter owned by Third HGI, together with the certificates, if



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any, evidencing the same; (the collateral described in clauses (a) through
(b) collectively, the "PLEDGED INTERESTS");

         (3) all ownership interests and shares, securities, moneys, instruments or property representing a distribution or return of capital upon or in respect of the Pledged Interests, or otherwise received in exchange therefor, and any warrants, rights or options issued to the holders of, or otherwise in respect of, the Pledged Interests;

         (4) all rights of each Pledgor under the Charter Documents, or any other agreement or instrument relating to Borrower, or the Pledged Interests, including, without limitation, (i) all rights of one or more of the Pledgors to receive moneys due and to become due under or pursuant to a Charter Document, (ii) all rights of one or more of the Pledgors to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to a Charter Document, (iii) all claims of one or more of the Pledgors for damages arising out of or for breach of or default under a Charter Document, and (iv) any right of one or more of the Pledgors to perform thereunder and to compel performance and otherwise exercise all rights and remedies thereunder; and

         (5) all proceeds of and to any of the property of the Pledgors described in clauses (a) through (e) above and, to the extent related to any property described in said clauses or such proceeds, all books, correspondence, credit files, records, invoices and other papers.

         2.2 DELIVERY OF THE COLLATERAL. Concurrently with the execution and delivery of this Agreement, the Pledgors shall deliver to Lender the original executed instruments, documents, policies and agreements constituting the Collateral (as recorded, to the extent recorded) together with other certificates or instruments, if any, representing or evidencing the Collateral, which shall be held by Lender and, if applicable, shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank (collectively, the "ASSIGNMENT OF INTEREST"), for the Pledged Interests, transferring all of such Pledged Interests in blank, duly executed by the Pledgors and undated. Lender shall have the right, at any time in its discretion during the continuance of an Event of Default and without notice to the Pledgors, to transfer to, and to designate on the Pledgors' Assignment of Interest, any Person to whom the Pledged Interests are sold in accordance with the provisions hereof. In addition, Lender shall have the right at any time to exchange the Assignment of Interest representing or evidencing the Pledged Interests or any portion thereof for one or more additional or substitute Assignments of Interest representing or evidencing smaller or larger percentages of the Pledged Interests represented or evidenced thereby, subject to the terms thereof, provided that Lender does not receive in the aggregate pledged interests in excess of the Pledged Interests. During the continuance of an Event of Default, Lender shall have the right, at any time in its discretion and upon prior written notice to the Pledgors, to transfer to or to register in the name of Lender or its nominee any or all of the Collateral, to be held by Lender or such nominee as security for the Obligations until sold in accordance with this Agreement and applicable law.

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         2.3        OBLIGATIONS UNCONDITIONAL. The obligations of the
Pledgors hereunder are absolute and unconditional, irrespective of the value, genuineness, validity, regularity or enforceability of the Loan Agreement, the Note, any other Loan Documents, or any other agreement or instrument referred to herein or therein, or any substitution, release or exchange of any guarantee of or security for any of the Obligations, and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever which might otherwise constitute a legal or equitable discharge or defense of a surety or the Pledgors, it being the intent of this SECTION 2.3 that the obligations of the Pledgors hereunder shall be absolute and unconditional under any and all circumstances. Without limiting the generality of the foregoing, it is agreed that the occurrence of any one or more of the following shall not affect the liability of the Pledgors hereunder:

         (1) at any time or from time to time, without notice to the Pledgors, the time for any performance of or compliance with any of the Obligations shall be extended, or such performance or compliance shall be waived;

         (2) any of the acts mentioned in any of the provisions of the Loan Agreement, the Note or any other Loan Documents, or any other agreement or instrument referred to herein or therein shall be done or omitted;

         (3) the maturity of any of the Obligations shall be accelerated, or any of the Obligations shall be modified, supplemented or amended in any respect, or any right under the Loan Agreement, the Note, or any other Loan Documents, or any other agreement or instrument referred to herein or therein shall be waived or any other guarantee of any of the Obligations or any security or collateral therefor shall be terminated, released or exchanged in whole or in part or otherwise dealt with; or

         (4) any lien or security interest granted to, or in favor of Lender as security for any of the Obligations shall fail to be perfected or shall be released.

         2.4 REINSTATEMENT. The obligations of the Pledgors under this Agreement shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of the Pledgors in respect of the Obligations is rescinded or must be otherwise restored by any holder of any of the Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise and the Pledgors agree that they will indemnify Lender on demand for all reasonable costs and expenses (including, without limitation, fees of counsel) incurred by Lender in connection with such rescission or restoration.

         Section 3. REPRESENTATIONS AND WARRANTIES. The Pledgors represent and warrant to Lender that:

         3.1 EXISTENCE. (a) HGP LP (i) is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware; (ii) has all

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requisite power, and has all material governmental licenses, authorizations, consents and approvals necessary to own its assets and carry on its business as now being or as proposed to be conducted; and (iii) is qualified to do business in all jurisdictions in which the nature of the business conducted by it makes such qualification necessary .

         (1) Third HGI (i) is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware;
(ii) has all requisite power, and has all material governmental licenses, authorizations, consents and approvals necessary to own its assets and carry on its business as now being or as proposed to be conducted; and (iii) is qualified to do business in all jurisdictions in which the nature of the business conducted by it makes such qualification necessary.

         (2) Borrower (i) is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware;
(ii) has all requisite power, and has all material governmental licenses, authorizations, consents and approvals necessary to own its assets and carry on its business as now being or as proposed to be conducted; and (iii) is qualified to do business in all jurisdictions in which the nature of the business conducted by it makes such qualification necessary.

         3.2 LITIGATION. Except as disclosed to Lender in writing prior to the date of this Agreement, there are no legal or arbitration proceedings or any proceedings by or before any governmental or regulatory authority or agency, now pending or (to the knowledge of the Pledgors) threatened in writing against any Pledgor, the Collateral, a Property and/or Borrower, except pending proceedings which, if adversely determined, would not have a Material Adverse Effect.

         3.3 NO BREACH. None of the execution and delivery of this Agreement or any other Loan Document to which any Pledgor is a party, the consummation of the transactions herein or therein contemplated or compliance with the terms and provisions hereof or thereof will conflict with or result in a breach or require any consent (other than any consent that has been obtained) under, the limited partnership agreement, certificate of limited partnership or articles of organization, operating agreement or other organizational documents of any Pledgor or any applicable law or regulation, or any order, writ, injunction or decree of any court or governmental authority or agency, or any agreement or instrument to which a Pledgor or Borrower is a party or by which any such party is bound or to which any such party is subject, or constitute a default under any such agreement or instrument, or (except for the Lien arising under this Agreement) result in the creation or imposition of any Lien upon any of the revenues or assets of a Pledgor or any such party pursuant to the terms of any such agreement or instrument.

         3.4 NECESSARY ACTION. Each Pledgor has all necessary power and authority to execute, deliver and perform its obligations under this Agreement; the execution, delivery and performance by such Pledgor of this Agreement have been duly authorized by all necessary action on its part; and this Agreement has been duly and validly

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executed and delivered by each Pledgor and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms.

         3.5 APPROVALS. No authorizations, approvals and consents of, and no filings and registrations with, any governmental or regulatory authority or agency are necessary for (a) the execution, delivery or performance by the Pledgors of this Agreement or for the validity or enforceability thereof, (b) the grant by the Pledgors of the assignments and security interests granted hereby, or the pledge by the Pledgors of the Collateral pursuant hereto, (c) the perfection or maintenance of the pledge, assignment and security interest created hereby (including the first priority nature of such pledge, assignment and security interest) except for the filing of financing statements under the Uniform Commercial Code or (d) the exercise by Lender of all rights and remedies in respect of the Collateral pursuant to this Agreement.

         3.6 PLEDGED INTERESTS AND CONTRACT RIGHTS. (a) Each Pledgor is the sole beneficial and legal owner of and have good and indefeasible title to its Collateral and owns its Collateral free and clear of all security interests, liens, encumbrances and adverse claims, except for the pledge and security interest in favor of Lender created or provided for herein and the Subordinate Pledge (and no right or option to acquire the same exists in favor of any other Person).

         (1) The Collateral is not and will not be subject to any contractual restriction upon the transfer thereof (except for any such restrictions contained herein, the Loan Documents or in the Charter Documents.

         (2) The chief place of business and chief executive office of each Pledgors and the office where such Pledgor keeps its books and records concerning the Collateral is at the address specified in SECTION 7.3.

         (3) This Agreement creates a valid security interest in the Collateral, securing the payment of the Obligations, and upon the filing in the appropriate filing offices of the financing statements to be executed and delivered pursuant to this Agreement, such security interests will be perfected, first priority security interests, and all filings and other actions necessary to perfect such security interests will have been duly taken.

         Section 4. COVENANTS. Each Pledgor agrees that, until the payment and satisfaction in full of the Obligations:

         4.1 INFORMATION. In addition to the financial information required to be delivered to Lender under the Loan Agreement, each Pledgor shall, promptly upon Lender's request, deliver to Lender such other information about such Pledgor, the Collateral or Borrower as Lender may reasonably request.

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         4.2        LITIGATION. The Pledgors shall promptly give to Lender
notice of all pending legal or arbitration proceedings, and of all proceedings pending by or before any governmental or regulatory authority or agency, affecting one or more of the Pledgors or Borrower, except pending proceedings which, if adversely determined, would not have a Material Adverse Effect.

         4.3 EXISTENCE, ETC. Each Pledgor shall and shall cause Borrower to preserve and maintain its existence and all of its material rights, privileges and franchises. The Pledgors shall comply and cause Borrower to comply with the requirements of all applicable laws, rules, regulations and orders of governmental or regulatory authorities, and pay and discharge or cause Borrower to pay or discharge all taxes, assessments and governmental charges or levies imposed on Borrower or on its income or profits or on any of its property prior to the date on which penalties attach thereto, except for any such tax, assessment, charge or levy the payment of which is being contested in good faith and by proper proceedings.

         4.4 PROHIBITION OF FUNDAMENTAL CHANGES. The Pledgors will not cause or permit Borrower to enter into, any transaction of merger or consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution).

         4.5 LIMITATION ON SALE AND LIENS. No Pledgor will create, incur, assume or suffer or permit to exist any Lien upon any of the Collateral (except the Liens created hereby and by the Subordinate Pledge) or any of its ownership interests in Borrower. No Pledgor shall sell, transfer, exchange, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, the Collateral any ownership of such Pledgor in Borrower or any portion thereof. No Pledgor shall file or suffer to be on file, or authorize or permit to be filed or to be on file, in any jurisdiction, any financing statement or like instrument with respect to the Collateral in which Lender is not named as the sole secured party (other than in connection with the Subordinate Pledge).

         4.6 DISTRIBUTIONS. No Pledgor will accept and no Pledgor will permit Borrower to make any distribution of cash or other property, whether in the nature of return of capital, profits or any other payment whatsoever, from Borrower in violation of the Loan Agreement or this Agreement. Notwithstanding the foregoing, provided no Event of Default shall be continuing, after Borrower has paid all required amounts to be paid in accordance with the Loan Documents, Borrower may make and each Pledgor may accept Permitted Distributions.

         4.7 NON-PETITION. Each Pledgor agrees that it will not, directly or indirectly, take any action to petition Borrower into bankruptcy or to enable Borrower to seek relief under any federal or state bankruptcy law.

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         4.8      RELEVANT DOCUMENTS. (a) Each Pledgor shall, at its expense:

                  (1) perform and observe all the terms and provisions of the Charter Documents to be performed or observed by it, maintain the Charter Documents in full force and effect, enforce the Charter Documents in accordance with their terms, and to take all such action to such end as may be from time to time reasonably requested by Lender; and

                  (2) furnish to Lender promptly upon receipt thereof copies of all notices, requests and other documents received by such Pledgor under or pursuant to the any of the Charter Documents, and from time to time furnish to Lender such information and reports regarding the Collateral as Lender may reasonably request.

         (2) No Pledgor shall without Lender's consent, directly or indirectly: (i) cancel or terminate any of the Charter Documents or consent to or accept any cancellation or termination thereof; (ii) amend or otherwise modify the any of the Charter Documents or give any consent, waiver or approval thereunder; (iii) waive any default under or breach of the any of the Charter Documents; or (iv) take any other action in connection with the Charter Documents that reasonably could result in a Material Adverse Effect.

         4.9 FINANCING STATEMENTS. Each Pledgor hereby (a) authorizes Lender to execute and file at any time or times, one or more UCC-1 financing statements covering the Collateral and UCC assignment financing statements assigning the UCC-1 financing statements which constitute part of the Collateral, signed only by Lender; and (b) appoints Lender as its agent and attorney-in-fact to execute in the name of such Pledgor any UCC financing statement or amendment, or collateral assignment of any instrument, document, policy or agreement constituting the Collateral or other instrument or filing or recordation to perfect or continue the perfection of the security interest so long as any Obligation remains unpaid.

         4.10 PRESERVATION OF COLLATERAL. Lender may, in its reasonable discretion, for the account and reasonable expense of the Pledgors pay any amount or do any act required of one or more of the Pledgors hereunder or reasonably requested by Lender to preserve, protect, maintain or enforce the Obligations, the Collateral or the security interests granted herein, and which the Pledgors fail to do or pay, and any such payment shall be deemed an advance by Lender to the Pledgors and shall be payable by the Pledgors within ten (10) days after written demand together with interest thereon at the Default Rate from the date expended by Lender until paid.

         4.11 SUBORDINATE PLEDGE. HGP LP shall not, without Lender's consent, amend or otherwise modify the Subordinate Pledge in a manner that would result in a Material Adverse Effect.


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         Section 5.        PAYMENTS WITH RESPECT TO THE COLLATERAL.

         5.1 REVENUE PAYMENTS. Each Pledgor hereby absolutely and irrevocably assign to Lender such Pledgor's right to demand and collect any Revenue Payments. Lender shall have the right to collect, retain, control and distribute all Revenue Payments in such manner and priority as shall be determined by Lender and, in addition, may make any compromise or settlement deemed desirable by Lender with respect to, all or any of the Collateral, and/or extend the time of payment, arrange for payment in installments, or otherwise modify the terms of or release all or any of the Collateral, all without notice to or consent by the Pledgors and without otherwise discharging or affecting the Obligations or the security interests granted herein. If a Pledgor receives any Revenue Payments, such Pledgor shall hold the same in trust for Lender, shall not commingle them with other funds of such Pledgor and shall immediately deliver and pay over same to Lender all such payments and to become part of the Collateral for disposition pursuant to the terms of the Loan Agreement.

         Section 6. FURTHER ASSURANCES; REMEDIES. In furtherance of the grant of the pledge and security interest pursuant to SECTION 2 hereof, each Pledgor hereby agrees with Lender as follows:

         6.1        DELIVERY AND OTHER PERFECTION. Each Pledgor shall:

         (1) except as otherwise expressly provided in this Agreement, if any of the above-described interests, monies, or property required to be pledged by the Pledgors under SECTION 2.1 hereof are received by a Pledgor forthwith either (x) transfer and deliver to Lender such interests, monies or property so received by such Pledgor for any such interests, shares and securities or assignments duly endorsed in blank) all of which thereafter shall be held by Lender, pursuant to the terms of this Agreement, as part of the Collateral or
(y) take such other action as Lender shall reasonably deem necessary or appropriate to duly record the Lien created hereunder in such interests, monies, or property referred to in said SECTION 2.1;

         (2) give, execute, deliver, file and/or record any financing statement, notice, instrument, document, agreement or other papers that may be necessary or desirable (in the reasonable judgment of Lender) to create, preserve, perfect or validate the security interest granted pursuant hereto or to enable Lender to exercise and enforce its rights hereunder with respect to such pledge and security interest, including, without limitation, causing any or all of the Collateral to be transferred of record into the name of Lender or its nominee (and Lender agrees that if any Collateral is transferred into its name or the name of its nominee, Lender will thereafter promptly give to such Pledgor copies of any notices and communications received by it with respect to the Collateral); and


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         (3)        permit representatives of Lender, upon reasonable notice, at any time during normal business hours to inspect and make abstracts from their books and records pertaining to the Collateral, and forward copies of any notices or communications received by such Pledgor with respect to the Collateral, all in such manner as Lender may require.

         6.2 PRESERVATION OF RIGHTS. Prior to taking title to any Collateral, Lender shall not be required to take steps necessary to preserve any rights against prior parties to such Collateral.

         6.3 PLEDGED COLLATERAL. (a) No Pledgor shall or have the right to directly or indirectly, without the prior written consent of Lender, attempt to waive, alter, amend, modify, supplement or change in any way, or release, subordinate, terminate or cancel in whole or in part, or give any consent under, any of the instruments, documents, policies or agreements constituting the Collateral or exercise any of the rights, options or interests of the Pledgor as party, member, shareholder, principal holder, mortgagee or beneficiary thereunder except as otherwise expressly permitted under the Loan Agreement. Each Pledgor agrees that all rights to do any and all of the foregoing have been assigned to and may be exercised by Lender but each Pledgor agrees that, upon request from Lender from time to time, it shall do any of the foregoing or shall join Lender in doing so or shall confirm the right of Lender to do so and shall execute such instruments and undertake such actions as Lender may request in connection therewith. No Pledgor shall make any election, compromise, adjustment or settlement in respect of any of the Collateral. Notwithstanding anything herein to the contrary, so long as no Event of Default shall have occurred and be continuing, each Pledgor shall have the right to exercise all of such Pledgor's rights under the Charter Documents for any purpose not inconsistent with any of the terms of this Agreement, the Loan Agreement or any other Loan Document or any other instrument or agreement referred to herein or therein, provided that each Pledgor agrees that they will not take any action in any manner that is inconsistent with the terms of this Agreement, the Loan Agreement or any other Loan Document or any such other instrument or agreement.

         (1) Notwithstanding anything to the contrary, (i) the Pledgors shall remain liable under the Charter Documents to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (ii) the exercise by Lender of any of the rights hereunder shall not release the Pledgors from any of its duties or obligations under the Charter Documents, and (iii) Lender shall have no obligation or liability under the Charter Documents by reason of this Agreement, nor shall Lender be obligated to perform any of the obligations or duties of the Pledgors thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

         6.4 EVENTS OF DEFAULT. A default in the observance or performance of the Pledgors' monetary obligations under this Agreement which remains uncured for five (5) days after demand; a default in the observance or performance of the Pledgors' non-monetary obligations under this Agreement which remains uncured for 20 days after written notice from Lender (provided, however, that if such default is susceptible

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of cure but cannot reasonably be cured within such 20-day period, and the
Pledgors shall have commenced to cure such default within such 20-day period and thereafter diligently and expeditiously proceeds to cure the same, such 20-day period shall be extended for an additional period of time as is reasonably necessary for the Pledgors in the exercise of due diligence to cure such default); or any event constituting an "Event of Default" under the Loan Agreement; or any representation or warranty of any Pledgor made under this Agreement or the other Loan Document which contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein not materially misleading; or any default by HGP LP in the performance of its obligations under the Guaranty, shall each constitute an Event of Default hereunder.

         6.5 AFTER EVENTS OF DEFAULT. During the period during which an Event of Default shall have occurred and be continuing:

         (1) Lender shall have all of the rights and remedies with respect to the Collateral of a secured party under the Uniform Commercial Code (whether or not said Code is in effect in the jurisdiction where the rights and remedies are asserted) and such additional rights and remedies to which a secured party is entitled under the laws in effect in any jurisdiction where any rights and remedies hereunder may be asserted, including, without limitation, the right, to the maximum extent permitted by law, to exercise all voting, consensual and other powers of ownership pertaining to the Collateral as if Lender were the sole and absolute owner thereof (and each Pledgor agrees to take all such action as may be appropriate to give effect to such right);

         (2) Lender in its discretion may, in its name or in the name of one or more Pledgor or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so;

         (3) Lender may, at its option, apply all or any part of the Collateral to the Obligations in such order and priority as shall be selected by Lender, subject to the terms and provisions of the Loan Agreement;

         (4) Lender may, upon 10 days' prior written notice to the Pledgors of the time and place, with respect to the Collateral or any part thereof which shall then be or shall thereafter come into the possession, custody or control of Lender or any of its agents, sell, assign or otherwise dispose of all or any part of such Collateral, at such place or places as Lender deems best, and for cash or on credit or for future delivery (without thereby assuming any credit risk), at public or private sale, without demand of performance or notice of intention to effect any such disposition or of time or place thereof (except such notice as is required above or by applicable statute and cannot be waived) and Lender or anyone else may be the purchaser, assignee or recipient of any or all of the Collateral so disposed of at any public sale (or, to the extent permitted by law, at any private sale), and thereafter hold the same absolutely, free from any claim or right of whatsoever kind, including any right or



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equity of redemption (statutory or otherwise), of the Pledgors, any such demand, notice or right and equity being hereby expressly waived and released. Lender may, without publication but upon at least five days notice, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned;

         (5) Lender may exercise all rights, powers and privileges to the same extent as the applicable Pledgor is entitled to exercise such rights, powers and privileges;

         (6)      Lender may accelerate the indebtedness secured hereby;

         (7) Lender may exercise any and all rights and remedies of any Pledgor under or in connection with the Charter Documents or otherwise in respect of the Collateral, including, without limitation, any and all rights of the Pledgors to demand or otherwise require payment of any amount under, or performance of any provisions of, the Charter Documents; and

         (8) all payments received, directly or indirectly, by one or more of the Pledgors under or in connection with the Charter Documents or otherwise in respect of the Collateral shall be received in trust for the benefit of Lender, shall be segregated from other funds of such Pledgor and shall be forthwith paid over to Lender in the same form as so received (with any necessary indorsement).

The proceeds of each collection, sale or other disposition under this SECTION
6.5 shall be applied in accordance with SECTION 6.8 hereof.

         Each Pledgor recognizes that, by reason of certain prohibitions contained in the Securities Act of 1933, as amended, and applicable state securities laws, Lender may be compelled, with respect to any sale of all or any part of the Collateral, to limit purchasers to those who will agree, among other things, to acquire the Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Each Pledgor acknowledges that any such private sales may be at prices and on terms less favorable to Lender than those obtainable through a public sale with such restrictions, and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that Lender shall have no obligation to engage in public sales and no obligation to delay the sale of any Collateral for the period of time necessary to permit the issuer thereof to register it for public sale.

         6.6 REMOVALS, ETC. Each Pledgor shall keep its chief place of business and chief executive office and the office where it keeps its books and records concerning the Collateral and an original counterpart of the Charter Documents, if available, at the location specified in Section 7.3. Without at least 30 days' prior written notice to Lender, no Pledgor shall maintain any of its books and records with respect to the Collateral

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at any office or maintain its principal place of business at any other place other than at the address specified in Section 7.3..

         6.7 PRIVATE SALE. Lender shall not incur any liability as a result of the sale of the Collateral, or any part thereof, at any private sale pursuant to SECTION 6.5 hereof conducted in a commercially reasonable manner which shall include providing at least 10 days' prior notice as set forth in Section 6.5. Each Pledgor hereby waives any claims against Lender arising by reason of the fact that the price at which the Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Obligations, even if Lender accepts the first offer received and does not offer the Collateral to more than one offeree.

         6.8 APPLICATION OF PROCEEDS. Except as otherwise herein expressly provided, the proceeds of any collection, sale or other realization of all or any part of the Collateral pursuant hereto, and any other cash at the time held by Lender under this SECTION 6, shall be applied by Lender:

                  FIRST, to the payment of the costs and expenses of such collection, sale or other realization, including reasonable out-of-pocket costs and expenses of Lender and the reasonable fees and expenses of their respective agents and counsel, and all reasonable expenses, and advances made or incurred by Lender in connection therewith;

                  NEXT, to the payment in full of the Obligations; and

                  FINALLY, to the payment to the Pledgors, or its respective successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining.

As used in this SECTION 6, "PROCEEDS" of Collateral shall mean cash, securities and other property realized in respect of, and distributions in kind of, Collateral, including any thereof received under any reorganization, liquidation or adjustment of debt of any Pledgor or any issuer of or obligor on any of the Collateral.

         6.9 ATTORNEY-IN-FACT. Without limiting any rights or powers granted by this Agreement to Lender while no Event of Default has occurred and is continuing, during the continuance of any Event of Default Lender is hereby appointed the attorney-in-fact of each Pledgor for the purpose of carrying out the provisions of this SECTION 6 and taking any action and executing any instruments which Lender may deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, so long as Lender shall be entitled under this SECTION 6 to make collections in respect of the Collateral, Lender shall have the right and power to receive, endorse and collect all checks

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made payable to the order of any Pledgor representing any payment or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same.

         6.10 ENFORCEMENT EXPENSES. Each Pledgor agrees to pay to Lender all reasonable out-of-pocket expenses (including reasonable expenses for legal services of every kind) of, or incident to, the enforcement of any of the provisions of this SECTION 6, or performance by Lender of any obligations of the Pledgors in respect of the Collateral which the Pledgors have failed or refused to perform, or any actual or attempted sale, or any exchange, enforcement, collection, compromise or settlement in respect of any of the Collateral, and for the care of the Collateral and defending or asserting rights and claims of Lender in respect thereof, by litigation or otherwise and all such expenses shall be Obligations to Lender secured under
SECTION 2 hereof.

         6.11 TERMINATION. Upon the payment and performance in full of all Obligations, this Agreement shall terminate, and Lender shall forthwith cause to be assigned, transferred and delivered, against receipt but without any recourse, warranty or representation whatsoever, any remaining Collateral and money received in respect thereof, to or on the order of the Pledgors.

         Section 7.        MISCELLANEOUS.

         7.1 NO WAIVER. No failure on the part of Lender or any of its agents to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by Lender or any of its agents of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided herein are cumulative and are not exclusive of any remedies provided by law.

         7.2 GOVERNING LAW, ETC. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF ILLINOIS. EACH PLEDGOR HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF ANY FEDERAL OR STATE COURT IN CHICAGO ILLINOIS. EACH PLEDGOR IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH PLEDGOR AND THE LENDER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

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         7.3        NOTICES. All notices, consents, approvals and requests
required or permitted hereunder (a "NOTICE") shall be given in writing and shall be effective for all purposes if (i) hand delivered, or (ii) sent by
(A) certified or registered United States mail, postage prepaid, (B) expedited prepaid delivery service, either commercial or United States Postal Service, with proof of attempted delivery, or (C) telecopier (confirmed electronically), in any case addressed as follows (or to such other address or Person as a party shall designate from time to time by notice to the other party):

         If to Lender, to:

                  CDC Mortgage Capital Inc.
                  9 West 57th Street, 36th Floor
                  New York, New York 10019
                  Attention: Real Estate Administration (Gary DiGiuseppe)

         with a copy to:

                  Kaye Scholer LLP
                  425 Park Avenue
                  New York, New York 10022
                  Attention:  Stephen Gliatta, Esq.
                  Telecopier #:  (212) 836-8689

         If to the Pledgors:

                  c/o Horizon Group Properties, L.P.
                  5000 Hakes Drive
                  Norton Shores, Michigan 49441
                  Attention: Chairman and Chief Executive Officer
                  Telecopier #: (231) 799-3019

         with a copy to:

                  Winston & Strawn
                  35 West Wacker Drive
                  Chicago, Illinois 60601
                  Attention: Wayne D. Boberg
                  Telecopier #: (312) 558-5700

A Notice shall be deemed to have been given: in the case of hand delivery, at the time of delivery; in the case of registered or certified mail, when delivered or the first attempted delivery on a Business Day; in the case of expedited prepaid delivery, upon the first



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attempted delivery on a Business Day; or in the case of telecopier, on the date confirmed electronically.

         7.4 WAIVERS, MODIFICATIONS, ETC. The terms of this Agreement may be waived, altered, modified or amended only by an instrument in writing duly executed by the Pledgors and Lender. Any such waiver, alteration, modification, amendment or waiver shall be binding upon Lender and the Pledgors.

         7.5 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the successors and assigns of the Pledgors and inure to the benefit of the successors and assigns of Lender (provided, however, that no Pledgor shall assign or transfer its rights hereunder without the prior written consent of Lender). Without limiting the foregoing, Lender may at any time and from time to time without the consent of the Pledgors, assign, grant a participation or otherwise transfer all or any portion of its rights and remedies under this Agreement to any other person or entity, either separately or together with other property of the Pledgors for such purposes and on such terms as Lender shall elect, and such other person or entity shall thereupon become vested with all of the rights and obligations in respect thereof granted to Lender herein or otherwise. Without limiting the foregoing, in connection with any assignment of the Loan, Lender may assign or otherwise transfer all of its rights and remedies under this Agreement to the assignee and such assignee shall thereupon become vested with all of the rights and obligations in respect thereof granted to Lender herein or otherwise. Each representation and agreement made by a Pledgor in this Agreement shall be deemed to run to, and each reference in this Agreement to Lender shall be deemed to refer to, Lender and each of its successors and assigns.

         7.6 EXPENSES, ETC. (a) The Pledgors agree to pay or reimburse Lender for paying: (1) all reasonable out-of-pocket expenses of Lender (including, without limitation, the reasonable fees and expenses of counsel to Lender), in connection with (A) the negotiation, preparation, execution and delivery of this Agreement and (B) any amendment, modification or waiver of any of the terms of this Agreement requested or initiated by a Pledgor;
(2) all reasonable costs and expenses of Lender (including reasonable counsel's fees) in connection with any Event of Default and any enforcement or collection proceedings resulting therefrom; and (3) all transfer, stamp, documentary or other similar taxes, assessments or charges levied by any governmental or revenue authority in respect of this Agreement, or any other document referred to herein and all costs, expenses, taxes, assessments and other charges incurred in connection with any filing, registration, recording or perfection of any security interest contemplated by this Agreement or any document referred to herein.

         (1) The Pledgors hereby agree to indemnify Lender and its directors, officers, employees and agents from, and hold each of them harmless against, any and all losses, liabilities, claims, damages or expenses incurred by any of them arising out of or by reason of any claim of any Person (1) relating to or arising out of the Charter Documents or the acts or omissions of any Pledgor or any Affiliate thereof or (2) resulting from the ownership of or



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Lien on any Collateral, including, without limitation, the reasonable fees and disbursements of counsel incurred in connection with any such investigation or litigation or other proceedings (but excluding any such losses, liabilities, claims, damages or expenses incurred by reason of the gross negligence or willful misconduct of the Person to be indemnified).

         7.7 NO LIABILITY ON PART OF LENDER. Lender, by its acceptance of this Agreement, the Collateral and any payments on account thereof, shall not be deemed to have assumed or to have become liable for any of the obligations or liabilities any Pledgor. Lender shall have no duty to collect any sums due in respect of any of the Collateral in its possession or control, or to enforce, protect or preserve any rights pertaining thereto, and Lender shall not be liable for failure to collect or realize upon the Collateral, or any part thereof, or for any delay in so doing, nor shall Lender be under any obligation to take any action whatsoever with regard thereto.

         7.8 FURTHER ASSURANCES. Each Pledgor agrees that at any time and from time to time upon the written request of Lender, such Pledgor will execute and deliver such further documents and do such further acts and things as Lender may reasonably request in order to effect the purposes of this Agreement.

         7.9 DELAY NOT A WAIVER. Neither any failure nor any delay on the part of Lender in insisting upon strict performance of any term, condition, covenant or agreement, or exercising any right, power, remedy or privilege hereunder, shall operate as or constitute a waiver thereof, nor shall a single or partial exercise thereof preclude any other future exercise, or the exercise of any other right, power, remedy or privilege.

         7.10 COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

         7.11 SEVERABILITY. If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of Lender in order to carry out the intentions of the parties hereto as nearly as may be possible and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

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                  IN WITNESS WHEREOF, the Pledgors have caused this Agreement to be duly executed as of the day and year first above written.

                           PLEDGORS:

                           THIRD HGI, L.L.C.

                           By: Horizon Group Properties, L.P., a Delaware limited partnership, its managing member

                                    By:  Horizon Group Properties, Inc., a
                                         Maryland corporation, its general
                                         partner

                                         By:      ________________________
                                                  Name:
                                                  Title

                         HORIZON GROUP PROPERTIES, L.P.

                           By: Horizon Group Properties, Inc., a Maryland corporation, its general partner

                                    By:      ________________________
                                             Name:
                                             Title



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                                   EXHIBIT A

                                CHARTER DOCUMENTS

1. That certain Amended and Restated Agreement of Limited Partnership of Third Horizon Group Limited Partnership, a Delaware limited partnership dated as of June ___, 1998; and

2. That certain Certificate of Limited Partnership of Third Horizon Group Limited Partnership executed on June 12, 1997 and filed with the State of Delaware Secretary of State on June 18, 1997.



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